Assets Held for Sale	6 Months Ended
Jun. 30, 2024
Assets Held for Sale [Abstract]
Assets Held for Sale

4.      Assets Held for Sale

On June 28, 2024, the Company entered into a contract with Silicon Valley Disposition (“SVD”) to sell battery manufacturing equipment and certain other assets located in its leased warehouse space in Mesa, Arizona. Pursuant to the contract, assets identified and held for sale would be sold in an online public auction (the “Auction”) to be held on or about August 13, 2024. In connection with the contract, and in preparation for the Auction, SVD physically observed and catalogued assets in the warehouse and provided an estimate of cash proceeds generated from the future sale, less 5% sales commission.

Assets held for sale will no longer be used in the Company’s continuing operations and thus management’s projections of future cash flows related to the assets changed as of June 30, 2024. As such, and in accordance with ASC 360, the Company compared the carrying amount of the assets to their fair value, less costs to sell, and recorded an impairment loss. The Company’s management used the mid-point of SVD’s estimate of Auction sales proceeds, less sales commission, for purposes of determining the fair value of assets held for sale, less costs to sell.

The carrying amount of assets held for sale consist of the following (in thousands):

June 30, 2024
Tools and plant equipment	$1,556
Office equipment	29
Vehicles	31
Total carrying amount of assets held for sale	1,616
Less: Carrying amount in excess of fair value (less selling costs)	(603)
Assets held for sale, net of impairment	$1,013

The Company ceased recording depreciation expense related to assets held for sale as of June 30, 2024.